Exhibit 99.4

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF SVII

References in this Report to “we,” “us” or the “Company” refer to Spring Valley Acquisition Corp. II. References to our “management” or our “management team” refer to our officers and directors, and references to the “Sponsor” refer to Spring Valley Acquisition Sponsor II, LLC. The following discussion and analysis of the Company’s financial condition and results of operations should be read in conjunction with the financial statements and the notes thereto contained in Exhibit 99.3 to the Current Report on Form 8-K to which this Exhibit 99.4 is attached. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties.

Special Note Regarding Forward-Looking Statements

This Report includes “forward-looking statements” within the meaning of Securities Act and Section 21E of the Exchange Act that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this Report including, without limitation, statements in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations” regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of the Company’s final prospectus for its Initial Public Offering filed with the SEC. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Overview

We are a blank check company incorporated in the Cayman Islands on January 19, 2021. We were formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (an “initial business combination” or the “business combination”). We are an emerging growth company and, as such, we are subject to all of the risks associated with emerging growth companies. We expect to continue to incur significant costs in the pursuit of our acquisition plans. We cannot assure you that our plans to complete an initial business combination will be successful.

As of December 31, 2025, we had not commenced any operations. All activity for the period from January 19, 2021 (inception) through December 31, 2025 relates to our formation and the initial public offering (the “Initial Public Offering”) described below and, since the closing of the Initial Public Offering, the search for and efforts toward completing an initial business combination. We will not generate any operating revenues until after the completion of its initial business combination, at the earliest. We generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering.

Our Sponsor is Spring Valley Acquisition Sponsor II, LLC, a Delaware limited liability company (the “Sponsor”). The registration statement for our Initial Public Offering was declared effective on October 12, 2022. On October 17, 2022, we consummated the Initial Public Offering of 23,000,000 units (the “Units” and, with respect to the Class A ordinary shares included in the Units being offered, the “Public Shares”), including the issuance of 3,000,000 Units as a result of the underwriter’s full exercise of their over-allotment option, at $10.00 per Unit, generating gross proceeds of approximately $230.0 million, and incurring offering costs of approximately $13.4 million, of which approximately $8.1 million was for deferred underwriting commissions. Each Unit consists of one Class A ordinary share, one right to receive one-tenth (1/10) of one Class A ordinary share (the “Right”), and one-half of one redeemable warrant (each, a “Public Warrant”). Each Public Warrant entitles the holder to purchase one share of Class A ordinary shares at a price of $11.50 per share, subject to adjustment.

On October 28, 2022, we announced that the holders of the Units may elect to separately trade the Public Shares, the Rights and the Public Warrants included in the Units commencing on October 28, 2022. Any Units not separated will continue to trade on the Nasdaq Capital Market (the “Nasdaq”) under the symbol “SVIIU.” Any underlying Class A Ordinary Shares, Rights and Warrants that are separated under the symbols “SVII,” “SVIIR” and “SVIIW,” respectively.

Simultaneously with the closing of the Initial Public Offering, we consummated the private placement (“Private Placement”) of 13,350,000 warrants (each, a “Private Placement Warrant” and collectively, the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant to the Sponsor, generating proceeds of approximately $13.4 million. Each Private Placement Warrant entitles the holder to purchase one share of Class A ordinary shares at a price of $11.50 per share, subject to adjustment.

Upon the closing of the Initial Public Offering and the Private Placement, approximately $235.8 million ($10.25 per Unit) of net proceeds, including the net proceeds of the Initial Public Offering and certain of the proceeds of the Private Placement, was placed in a trust account (“Trust Account”) located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and invested only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act 1940, as amended (the “Investment Company Act”) having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, as determined by us, until the earlier of (i) the completion of a business combination and (ii) the distribution of the Trust Account as described below.

Our management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a business combination. There is no assurance that we will be able to complete a business combination successfully. We must complete one or more initial business combinations having an aggregate fair market value of at least 80% of the net assets held in the Trust Account (excluding the amount of deferred underwriting discounts held in the Trust Account and taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into the initial business combination. However, we only intend to complete a business combination if the post-transaction company owns or acquires 50% or more of the issued and outstanding voting securities of Target or otherwise acquires a controlling interest in Target sufficient for it not to be required to register as an investment company under the Investment Company Act.

We will provide the holders of our issued and outstanding Public Shares (the “Public Shareholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a business combination either (i) in connection with a shareholders meeting called to approve the business combination or (ii) by means of a tender offer. The decision as to whether we will seek shareholder approval of a business combination or conduct a tender offer will be made by us, solely at our discretion. The Public Shareholders will be entitled to redeem their Public Shares for a pro-rata portion of the amount then held in the Trust Account (initially at $10.25 per Public Share).

Initially, the Company had 15 months from the closing of the initial public offering or until January 17, 2024, to consummate an initial Business Combination. On January 11, 2024, the Company filed with the Registrar of Companies of the Cayman Islands an amendment to the Amended and Restated Memorandum and Articles of Association which change the date by which the Company must consummate a business combination to October 17, 2025 or such earlier date as is determined by the Board, in its sole discretion, to be in the best interests of the Company. On November 13, 2024, the Company held an extraordinary general meeting of shareholders in lieu of an annual general meeting at which their shareholders approved an amendment to our Amended and Restated Memorandum and Articles of Association to change the date by which the Company must consummate a business combination to October 17, 2025.

If we are unable to complete a business combination within the Combination Period, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay for our taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Recent Developments

On July 31, 2025, the Company and Eagle Energy issued a press release announcing their execution of a definitive Agreement and Plan of Merger, dated July 30, 2025, pursuant to which, among other things, Eagle would become a public company.

On October 8, 2025, the Company issued the Note in the principal amount of up to $1,500,000 to the Sponsor, a significant shareholder of the Company, which may be drawn down from time to time prior to the Maturity Date upon request by the Company. The Note does not bear interest and the principal balance will be payable on the Maturity Date. In the event the Company consummates its initial business combination, the Sponsor has the option on the Maturity Date to convert all or any portion of the principal outstanding under the Note into Working Capital Warrants equal to the portion of the principal amount of the Note being converted divided by $1.00, rounded up to the nearest whole number. The terms of the Working Capital Warrants, if any, would be identical to the terms of the private placement warrants issued by the Company at the time of its initial public offering, including the transfer restrictions applicable thereto. The Note is subject to customary events of default, the occurrence of certain of which automatically triggers the unpaid principal balance of the Note and all other sums payable with regard to the Note becoming immediately due and payable.

On October 14, 2025, the Company received the Notice from the Nasdaq Listing Qualifications Department of The Nasdaq Stock Market that the Company’s securities would be delisted from Nasdaq by reason of the failure of the Company to complete its initial business combination by October 12, 2025 (36 months from the effectiveness of its IPO registration statement) as required by IM-5101-2. Accordingly, trading in the Company’s Class A Ordinary Shares, Warrants, Rights and Units were suspended at the opening of business on October 21, 2025 and a Form 25-NSE was filed by Nasdaq with the Securities and Exchange Commission, which removed the Company’s securities from listing and registration on Nasdaq. The Company’s Units, Class A Ordinary Shares, Rights and Warrants began trading on the Pink Limited Market of the OTC Markets on October 21, 2025 under symbols “SVIUF,” “SVIIF,” “SVIRF” and “SVIWF”, respectively.

On October 15, 2025, we held the Extension Meeting to vote on the Amendment Proposal to amend, by way of special resolution, the Company’s Amended Articles, to amend the date by the Combination Period, or such earlier date as is determined by the Company’s board of directors, in its sole discretion, to be in the best interests of the Company, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account an amount determined by multiplying $0.01 by the number of public shares then outstanding for each one-month extension, up to a total of six months, starting on the 40th month from the closing of the Company’s initial public offering, unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination. In connection with the vote to approve the Amendment Proposal, holders of 151 Class A ordinary shares exercised their right to redeem their Class A ordinary shares for cash at a redemption price of approximately $11.93 per share, for an aggregate redemption amount of approximately $1,801.43. As a result, approximately $26,404,398.04 remained in the Trust Account and 2,213,278 Class A ordinary shares remained outstanding immediately following the Extension Meeting.

Proposed Business Combination

On July 30, 2025, the Company entered into an Agreement and Plan of Merger (the “Original Merger Agreement”), with Spring Valley Merger Sub II, Inc., a Nevada corporation (“Merger Sub 2”) and Eagle. Subject to its terms and conditions, the Original Merger Agreement provides that (i) on the day prior to the date of closing, the Company shall domesticate as a corporation in the State of Nevada (“Redomicile”), and, in connection with the Redomicile, adopt the articles of incorporation and bylaws, in each case, in the form to be mutually agreed between the Company and Eagle Energy and (ii) subject to the terms and conditions of the Original Merger Agreement and in accordance with the Nevada Revised Statues (“NRS”), at the closing, Merger Sub 2 will merge with and into Eagle Energy, (the “Merger”), with Eagle Energy surviving the Merger as the surviving corporation. As a result of the Merger, Eagle Energy will become a direct wholly owned subsidiary of the Company.

Concurrently with the execution and delivery of the Original Merger Agreement, the Company, Sponsor and Eagle Energy entered into the Sponsor Support Agreement, pursuant to which, among other things, Sponsor agreed to (a) vote all of the Subject Acquiror Shares (as defined in the Sponsor Support Agreement) in favor of the Original Merger Agreement and the related transactions and against any proposal in opposition to or inconsistent with the Original Merger Agreement and the related transactions, and (b) not redeem the Subject Acquiror Shares (as defined in the Sponsor Support Agreement), in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement. In addition, the Sponsor will agree, subject to and conditioned upon the closing, to forfeit, concurrently with the closing, all of its owned shares and owned warrants other than (i) 3,100,000 shares of the Company’s Common Stock and (ii) 7,000,000 of the Company’s Private Warrants. At the closing, all of the outstanding principal amounts as of the closing date under the working capital loan and the extension loan issued by the Company to the Sponsor will be converted by the Company and the Sponsor into the Company’s warrants, at the price of $1.00 per warrant.

Concurrently with the execution and delivery of the Original Merger Agreement, certain Company stockholders executed and delivered to the Company and Eagle Energy the Voting and Support Agreement, pursuant to which, Eagle Energy stockholders agreed to, among other things, (a) vote in favor of the Original Merger Agreement and the related transactions and against any proposal in opposition to or inconsistent with the Original Merger Agreement and the related transactions and (b) not transfer any of Eagle Energy stockholders’ covered shares.

In connection with the transactions contemplated by the Original Merger Agreement, on July 30, 2025, the Company and Eagle Energy entered into a securities purchase agreement (the “SPA”) with an accredited investor. Pursuant to the SPA, the investor has agreed, among other things, to purchase, at the closing, 29,700 shares of the Company’s Series A Cumulative Convertible Preferred Stock, par value $0.0001 per share, having the rights, preferences and privileges set forth in the Series A Preferred Stock Certificate of Designation and a warrant to purchase 2,500,000 shares of the Company’s common stock, at an exercise price of $12.00 per share, for an aggregate purchase price of $29,700,000. Each share of Series A Preferred Stock will have a stated value of $1,000.00.

Pursuant to the terms of the Original Merger Agreement, contemporaneously with the closing, Eagle Energy, the Sponsor, and certain Eagle Energy stockholders will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, (i) Eagle Energy will agree to file, within 30 days following the closing date, a registration statement covering the resale of certain shares of Company Common Stock and other equity securities of the Company, (ii) holders of registrable securities will be granted certain takedown, demand, block trade and piggyback registration rights with respect to their registrable securities, in each case, on the terms and subject to the conditions set forth in the Registration Rights Agreement, and (iii) the Registration and Shareholder Rights Agreement, dated as of October 12, 2022, between the Company and the Sponsor will be amended, restated and terminated as of the closing.

Also pursuant to the terms of the Original Merger Agreement, prior to the closing, certain Company stockholders and the Sponsor will have each separately entered into a lock-up agreement, pursuant to which, among other things, each such holder will agree not to sell, for a period of 180 days following the closing (subject to certain exceptions), the shares of Company Common Stock held by such holder immediately after the effective time of the proposed merger, on the terms and subject to the conditions set forth in the Lock-Up Agreement.

On September 29, 2025, the Company, Merger Sub 2, and Eagle Energy restructured the transactions contemplated under the Original Merger Agreement by entering into an Amended and Restated Agreement and Plan of Merger (as the same may be amended, supplemented or otherwise modified from time to time, the “A&R Merger Agreement”) by and among Eagle Nuclear Energy Corp. (“New Eagle”), Spring Valley Merger Sub III, Inc., a Cayman Islands exempted company (“Merger Sub 1”), Merger Sub 2 (and together with Merger Sub 1, the “Merger Subs”), the Company, and Eagle Energy. The A&R Merger Agreement amends and restates, in its entirety, the Original Merger Agreement. The restructured business combination transactions contemplated under the A&R Merger Agreement are referred to collectively as the “New Eagle Business Combination,” “Proposed Business Combination” or the “Transactions”. Capitalized terms used below and not otherwise defined herein have the meanings assigned to them in the A&R Merger Agreement.

General Terms and Effects; Merger Consideration

Pursuant to the A&R Merger Agreement, each of the following transactions will occur in the following order: (a) (i) (A) immediately prior to the First Effective Time (as defined below), the sole outstanding Class B ordinary share, par value $0.0001 per share, of SVII (the “SVII Class B Ordinary Shares”) will convert into one Class A ordinary share, par value $0.0001 per share, of SVII (the “SVII Class A Ordinary Shares” and, together with the SVII Class B Ordinary Share, the “SVII Ordinary Shares”), (B) each outstanding SVII Unit (defined below) will separate and convert into its component securities, and (C) each outstanding SVII Right (defined below) will convert, in multiples of ten, into the underlying SVII Class A Ordinary Shares, and (ii) at the effective time (the “First Effective Time”), (A) Merger Sub 1 will merge (the “First Merger”) with and into SVII, with SVII surviving (the “Surviving Corporation”), and, as a result, SVII will become a direct, wholly owned subsidiary of New Eagle, (B) each ordinary share of Merger Sub 1 issued and outstanding immediately prior to the First Effective Time shall be converted into one share of SVII Class A Ordinary Share, (C) each SVII Class A Ordinary Share issued and outstanding immediately prior to the First Effective Time shall be canceled and converted into a number of shares of common stock, par value $0.0001 per share, of New Eagle (the “New Eagle Common Stock”), automatically on a one-for-one basis, following which all SVII Class A Ordinary Shares shall cease to be outstanding and shall automatically be canceled and retire and shall cease to exist, and (D) each then issued and outstanding warrant to purchase SVII Class A Ordinary Shares (the “SVII Warrants”) will convert automatically, on a one-for-one basis, into a warrant to purchase shares of New Eagle Common Stock (each, a “New Eagle Warrant”) and SVII shall assign all of its right, title and interests in the related Warrant Agreement (as defined herein) to New Eagle pursuant to an assumption agreement (the “Warrant Assumption Agreement”); (b) at the effective time (the “Second Effective Time”) of the Second Merger (as defined herein), (i) Merger Sub 2 will merge with and into Eagle (the “Second Merger”), with Eagle surviving as the surviving company (the “Surviving Company”), and, as a result, Eagle will become a direct, wholly owned subsidiary of New Eagle, (ii) each share of common stock of Merger Sub 2 issued and outstanding immediately prior to the Second Effective Time shall be converted into one share of common stock, par value $0.0001 per share, of Eagle (the “Eagle Common Stock”), (iii) each share of existing Eagle Common Stock issued and outstanding immediately prior to the Second Effective Time shall be canceled and converted into a number of shares of New Eagle Common Stock equal to the Exchange Ratio (as defined in the A&R Merger Agreement) resulting in an aggregate of 23,350,000 shares of New Eagle Common Stock being issued to the Eagle stockholders (the “Aggregate Merger Consideration”).

Transaction Consideration

Subject to, and in accordance with the terms and conditions of the A&R Merger Agreement, immediately prior to the First Effective Time, SVII shall cause each then issued and outstanding SVII Class B Ordinary Share to convert automatically, on a one-for-one basis, into one SVII Class A Ordinary Share following which all SVII Class B Ordinary Shares shall cease to be outstanding and shall automatically be canceled and retired and shall cease to exist.

Subject to, and in accordance with the terms and conditions of the A&R Merger Agreement, at the First Effective Time, by virtue of the First Merger and without any action on the part of SVII: (i) each then issued and outstanding SVII Class A Ordinary Share (including SVII Class A Ordinary Shares issued upon (a) the conversion of the SVII Class B Ordinary Shares pursuant to the A&R Merger Agreement, (b) the separation of the SVII units, consisting of one SVII Class A Ordinary Share, one SVII right (each, a “SVII Right”) and one-half (1/2) of one public SVII Warrant (each, a “SVII Public Warrant”) (collectively, the “SVII Units”) and (c) the conversion of the SVII Rights) will convert automatically, on a one-for-one basis, into one share of New Eagle Common Stock following which all SVII Class A Ordinary Shares shall cease to be outstanding and shall automatically be canceled and retired and shall cease to exist; and (ii) each then issued and outstanding SVII Warrant will convert automatically, on a one-for-one basis, into a New Eagle Warrant. Each Merger Sub 1 ordinary share, issued and outstanding immediately prior to the First Effective Time, shall be converted into one validly issued, fully paid and nonassessable SVII Class A Ordinary Share. Each share of Eagle Common Stock issued and outstanding immediately prior to the Second Effective Time shall be canceled and converted into a number of shares of New Eagle Common Stock equal to the Exchange Ratio, and each holder of a share of Eagle Common Stock issued and outstanding immediately prior to the Second Effective Time, shall receive for each share of Eagle Common Stock such number of shares of duly authorized, validly issued, fully paid and nonassessable New Eagle Common Stock (collectively, the Eagle Common Stock and New Eagle Common Stock so issued, the “Merger Consideration”) equal to the Exchange Ratio, rounded down to the nearest whole share. Each share of Merger Sub 2 common stock issued and outstanding immediately prior to the Second Effective Time shall be converted into one validly issued, fully paid and nonassessable share of Surviving Company common stock.

The Aggregate Merger Consideration is a number of shares of New Eagle Common Stock equal to the quotient obtained by dividing (i) $233,500,000 by (ii) $10.00.

Earnout

Following the Closing, if, at any time during the period following the Closing Date and expiring on the fifth (5th) anniversary of the Closing Date (the “Earnout Period”), the VWAP of the shares of New Eagle Common Stock equals or exceeds $16.00 for any twenty (20) Trading Days within a period of thirty (30) consecutive Trading Days (the “Earnout Target”), then as soon as commercially practicable and in any event within five (5) Business Days following the achievement of the Earnout Target, New Eagle will issue 1,500,000 shares of New Eagle Common Stock (the “Earnout Shares”) to the persons set forth on the Earnout Payment Spreadsheet (the “Earnout Recipients”).

The issuance of the Earnout Shares will be provided for by resolution of the New Eagle Board. To the extent that the Earnout Recipients are service providers of New Eagle after the Closing, the issuance of the Earnout Shares will be made under the Eagle Nuclear Energy Corp. 2025 Equity Incentive Plan (the “New Eagle Equity Plan”). The New Eagle Equity Plan will reserve the Earnout Shares for issuance to the Earnout Recipients, which shall be issued only upon achievement of the Earnout Target.

If the Earnout Shares are issued to the Earnout Recipients within 180 days of the Closing Date, the Earnout Recipients shall not Transfer (as defined in the Lock-Up Agreement described below) any of the Earnout Shares until 180 days after the Closing Date. If the Earnout Target is not satisfied during the Earnout Period, the obligation to issue Earnout Shares pursuant to the A&R Merger Agreement will terminate and no longer apply.

Representations, Warranties and Covenants

The A&R Merger Agreement contains customary representations, warranties, and covenants made by SVII, New Eagle, Eagle, and the Merger Subs, as of the date of the A&R Merger Agreement or other specific dates solely for the benefit of certain of the parties to the A&R Merger Agreement, which in certain cases are subject to specified exceptions and materiality, Eagle Material Adverse Effect or SVII Material Adverse Effect (each as defined in the A&R Merger Agreement), knowledge and other qualifications contained in the A&R Merger Agreement or in information provided pursuant to certain disclosure schedules to the A&R Merger Agreement. The representations and warranties made under the A&R Merger Agreement will not survive the Closing.

In the A&R Merger Agreement, Eagle made certain customary representations to SVII including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) corporate authority, approval and binding effect relating to execution and delivery of the A&R Merger Agreement and other ancillary documents and non-contravention; (3) government approvals; (4) capitalization; (5) financial statements and internal controls; (6) compliance with laws and permits; (7) absence of certain changes and events; (8) no undisclosed liabilities; (9) information supplied; (10) litigation; (11) contracts; (12) employee benefits; (13) labor and employment; (14) taxes; (15) intellectual property; (16) data protection; (17) information technology; (18) real property; (19) anti-bribery and trade compliance; (20) insurance; (21) competition regulation; (22) environmental matters; (23) customers and suppliers; (24) brokers; and (25) affiliate agreements.

In the A&R Merger Agreement, SVII, New Eagle and the Merger Subs made certain customary representations and warranties to Eagle, including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) corporate authority, approval and binding effect relating to execution and delivery of the A&R Merger Agreement and other ancillary documents, non-contravention and governmental approvals; (3) compliance with laws; (4) employee benefit plans; (5) financial ability and trust account; (6) taxes; (7) brokers; (8) SEC reports, financial statements and the Sarbanes-Oxley Act; (9) business activities and absence of certain changes; (10) information supplied and the registration statement; (11) litigation; (12) no outside reliance; (13) capitalization; (14) Nasdaq Stock Market Quotation; (15) affiliate agreements; and (16) anti-bribery and economic sanctions.

Covenants of the Parties

The A&R Merger Agreement contains certain customary covenants for transactions of this type by Eagle and/or SVII, including, among others, covenants regarding: (1) the operation of their respective businesses in the ordinary course of business, in compliance with law; (2) the provision of access to their properties, books and personnel; (3) Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and regulatory approvals; (4) trust account disbursements; (5) Eagle’s obligation to deliver financial statements, proxy solicitations and other actions; (6) non-solicitation; (7) Eagle’s obligation to exercise the Auora Option Agreement and fully satisfy the Listing Payment; (8) indemnification and insurance; (8) listing SVII’s securities on Nasdaq; (9) SVII’s obligation to make certain public filings; (10) litigation against shareholders; (11) additional insurance matters; (12) post-Closing director and officer appointments; and (13) extension of the deadline for SVII to consummate its initial business combination.

New Eagle filed with the SEC, a registration statement on Form S-4 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the New Eagle Common Stock to be issued under the A&R Merger Agreement, including the shares of New Eagle Common Stock that constitute the Aggregate Merger Consideration to be received by the equityholders of Eagle. The Registration Statement will include a proxy statement/prospectus for the purpose of soliciting proxies from the shareholders of SVII for the matters relating to the Transactions to be acted on at the extraordinary general meeting of SVII and providing such shareholders with an opportunity to redeem their SVII Class A Ordinary Shares. In addition, SVII, New Eagle, Eagle, and the Merger Subs agreed to other customary covenants for a transaction of this type.

Survival

None of the covenants and agreements of the parties contained in the A&R Merger Agreement will survive the Closing, except for (a) those covenants and agreements that by their terms expressly apply in whole or in part after the Closing and then only with respect to any breaches after the Closing and (b) Article XI (Miscellaneous) of the A&R Merger Agreement.

Conditions to Closing

The A&R Merger Agreement contains customary conditions to Closing, including the following mutual conditions of the parties (unless waived by all of the parties), including without limitation: (i) if applicable, waiting period or periods (including any extension thereof) applicable to the consummation of the transactions contemplated by the A&R Merger Agreement under the HSR Act shall have been terminated or expired; (ii) the absence of any law, ruling of any governmental authority, judgment or decree which has the effect of making the Transactions, including the Mergers, illegal or which otherwise prevents or prohibits consummation of the Transactions, including the Mergers; (iii) completion of the Offer in accordance with the terms of the A&R Merger Agreement and the Proxy Statement; (iv) approvals being obtained by the stockholders of both SVII and Eagle; (v) the Registration Statement becoming effective; (vi) approval of New Eagle’s Nasdaq listing application and listing of New Eagle Common Stock to be issued in connection with the Transactions, including the Mergers; and (vii) adoption of the New Eagle Charter and the New Eagle Bylaws.

In addition, the obligations of SVII, New Eagle and Merger Subs are subject to the satisfaction or waiver of certain closing conditions, including without limitation: (i) the accuracy of the representations and warranties of Eagle, subject to certain qualifiers; (ii) each of the covenants required to be performed or complied with by Eagle as of or prior to the Closing being performed or complied with in all material respects; (iii) delivery of a certificate signed by an officer of Eagle certifying that to the knowledge and belief of such officer, that the conditions specified in Section 9.02(a) and Section 9.02(b) of the A&R Merger Agreement have been fulfilled; (iv) the delivery of executed counterparts to all ancillary agreements to which Eagle, or any stockholder of Eagle, is party; and (v) the absence of an Eagle Material Adverse Effect since the date of the A&R Merger Agreement that is continuing and uncured.

The obligations of Eagle are subject to the satisfaction or waiver of certain customary closing conditions, including without limitation: (i) the accuracy of the representations and warranties of SVII, New Eagle and the Merger Subs, in each case subject to certain qualifiers; (ii) performance of each of the covenants of SVII that are required performed or complied with as of or prior to the Closing being performed or complied with in all material respects; (iii) delivery of a certificate signed by an officer of SVII certifying that to the knowledge and belief of such officer, that the conditions specified in Section 9.03(a) and Section 9.03(b) of the A&R Merger Agreement have been fulfilled; (iv) the delivery of executed counterparts to all ancillary agreements to which SVII, New Eagle or the Sponsor is a party; and (v) no SVII Material Adverse Effect since the date of the A&R Merger Agreement that is continuing and uncured.

Termination

The A&R Merger Agreement may be terminated under certain circumstances prior to the Closing, including the Mergers, including, but not limited to, (i) by mutual written consent of SVII and Eagle, (ii) by written notice to Eagle from SVII (a) if Eagle is in breach of its respective representations, warranties or covenants or agreements of Eagle set forth in the A&R Merger Agreement that is uncured and renders certain of the conditions listed under the A&R Merger Agreement to obligations of SVII incapable of being satisfied on the date of Closing; (b) if the Closing has not occurred on or before October 17, 2025, as such date may be extended; or (c) if the consummation of the Mergers is permanently enjoined or prohibited by the terms of a final, non-appealable governmental order or other law; (iii) by written notice to SVII from Eagle (a) if SVII is in breach of its respective representations, warranties, covenants or agreements of SVII set forth in the A&R Merger Agreement that is uncured and would render certain of the conditions to obligations of Eagle incapable of being satisfied on the date of Closing; (b) if the Closing has not occurred on or before the Termination Date; or (c) if the consummation of the Mergers is permanently enjoined or prohibited by the terms of a final, non-appealable governmental order or other law; (iv) by written notice from Eagle to SVII if SVII shareholder approval is not obtained at the Special Meeting to approve the Transactions, including the Mergers; and (v) by written notice from SVII to Eagle if Eagle stockholder approval is not obtained within ten (10) business days following the date on which the Registration Statement becomes effective.

If the A&R Merger Agreement is validly terminated, none of the parties to the A&R Merger Agreement will have any liability under the A&R Merger Agreement, except in the case of willful material breach by a party of the A&R Merger Agreement.

Concurrently with the execution and delivery of the A&R Merger Agreement, SVII, New Eagle, Eagle and the Sponsor entered into the Amended and Restated Sponsor Support Agreement (the “Amended and Restated Sponsor Support Agreement”), pursuant to which, among other things, the Sponsor agreed to (a) vote all of the SVII Ordinary Shares held by the Sponsor in favor of the A&R Merger Agreement and the Transactions and against any proposal in opposition to or inconsistent with the A&R Merger Agreement and the Transactions, and (b) not redeem the SVII Ordinary Shares held by the Sponsor, in each case, on the terms and subject to the conditions set forth in the Amended and Restated Sponsor Support Agreement. The Sponsor has also agreed, subject to and conditioned upon the Closing, to forfeit, concurrently with the Closing, all of its SVII Ordinary Shares and SVII Warrants other than (i) 3,100,000 SVII Class A Ordinary Shares (the “SVII Founder Shares”), and (ii) 7,000,000 SVII private placement warrants (the “SVII Private Warrants”). Additionally, at the Closing, all of the outstanding principal amounts as of the Closing Date under the working capital loan and the extension loan issued by SVII to the Sponsor will be converted by SVII and the Sponsor into New Eagle private warrants (the “New Eagle Private Warrants”), at the price of $1.00 per New Eagle Private Warrant.

Concurrently with the execution and delivery of the A&R Merger Agreement, certain Eagle stockholders executed and delivered to SVII, New Eagle and Eagle the Amended and Restated Voting and Support Agreements (each, a “Amended and Restated Voting and Support Agreement”), pursuant to which, such Eagle stockholders agreed to, among other things, (a) vote in favor of the A&R Merger Agreement and the Transactions and against any proposal in opposition to or inconsistent with the A&R Merger Agreement and the Transactions, and (b) not transfer any of such Eagle stockholders’ Covered Shares (as defined therein).

Pursuant to the terms of the A&R Merger Agreement, contemporaneously with the Closing, New Eagle, the Sponsor and certain New Eagle Stockholders will enter into a registration rights agreement (the “Amended and Restated Registration Rights Agreement”), pursuant to which, among other things, (i) New Eagle will agree to file, within 30 days following the Closing Date, a registration statement covering the resale of certain shares of New Eagle Common Stock and other equity securities of New Eagle, (ii) holders of Registrable Securities (as defined therein) will be granted certain takedown, demand, block trade and piggyback registration rights with respect to their Registrable Securities, in each case, on the terms and subject to the conditions set forth in the Registration Rights Agreement, and (iii) the existing registration and shareholder rights agreement, dated as of October 12, 2022, between SVII and the Sponsor will be amended, restated and terminated as of the Closing.

Also pursuant to the terms of the A&R Merger Agreement, prior to the Closing, certain New Eagle Stockholders, including the Sponsor, will have each separately entered into a lock-up agreement (each, a “Lock-Up Agreement”), pursuant to which, among other things, each such holder will agree not to sell, for a period of 180 days following the Closing (subject to certain exceptions), the shares of New Eagle Common Stock held by such holder immediately after the Second Effective Time, on the terms and subject to the conditions set forth in the Lock-Up Agreements.

In connection with the transactions contemplated by the A&R Merger Agreement, SVII, New Eagle, and Eagle entered into an Amended and Restated Securities Purchase Agreement (the “Amended and Restated PIPE Agreement”) with an accredited investor (the “PIPE Investor”). Pursuant to the Amended and Restated PIPE Agreement, the PIPE Investor has agreed, among other things, to purchase, at the Closing, 29,700 shares of New Eagle’s Series A Cumulative Convertible Preferred Stock, par value $0.0001 per share, having the rights, preferences and privileges set forth in the Series A Preferred Stock Certificate of Designation (such stock the “Series A Preferred Stock”) and a warrant (the “Investor Warrants”) to purchase an aggregate of 2,500,000 shares of New Eagle Common Stock, at an exercise price of $12.00 per share, for an aggregate purchase price of $29,700,000 (the “Series A Preferred Stock Investment”). Each share of Series A Preferred Stock will have a stated value of $1,000.00 (the “Stated Value”).

In connection with the Closing, SVII, New Eagle and Continental Stock Transfer & Trust Company, as warrant agent, will enter into the Warrant Assumption Agreement. Such agreement will amend the warrant agreements governing the terms of the SVII Warrants (the “Warrant Agreements”), as SVII will assign all its rights, title, and interest in the Warrant Agreements to New Eagle. Pursuant to the Warrant Assumption Agreement, the SVII Warrants will no longer be exercisable for SVII Class A Ordinary Shares, and will be exchanged for New Eagle Warrants exercisable for shares of New Eagle Common Stock on substantially the same terms that were in effect prior to the Second Effective Time under the terms of the applicable Warrant Agreements.

Results of Operations

As of December 31, 2025, we had not commenced any operations. All activity for the period from January 19, 2021 (inception) through December 31, 2025, relates to our formation and the Initial Public Offering described below and, since the closing of the Initial Public Offering, the search for and efforts toward completing an initial business combination. We will not generate any operating revenues until after the completion of an initial business combination, at the earliest. We generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering.

For the year ended December 31, 2025, we had a net loss of approximately $3.1 million, which consisted of approximately $1.3 million in general and administrative expenses and $2.8 million in change of fair value of derivative liability, partially offset by $1.1 million in income from investments held in the Trust Account and interest income on the operating account.

For the year ended December 31, 2024, we had a net income of approximately $6.8 million, which consisted of approximately $7.7 million in income from investments held in the Trust Account and interest income on the operating account, offset by $0.8 million in general and administrative expenses (of which $0.1 million was for administrative expenses for related party).

Going Concern Consideration

As of December 31, 2025, the Company had approximately $155 thousand in cash held outside of the Trust Account and a working capital deficit of approximately $2.4 million.

The Company’s liquidity needs to date were satisfied through the payment of $25,000 from the Sponsor to cover for certain expenses on behalf of the Company in exchange for issuance of the Founder Shares (as defined in Note 4), and loan from the Sponsor of approximately $269,000 under the Note (as defined in Note 4) and the net proceeds from the consummation of the Initial Public Offering and the Private Placement held outside of the Trust Account. The Company repaid the Note in full on October 18, 2022.

In addition, in order to finance the transaction costs in connection with a Business Combination, the Sponsor, members of the Company’s founding team, or any of their affiliates may provide the Company with Working Capital Loans (as defined in Note 4) as may be required (of which up to $1.5 million may be converted at the lender’s option into warrants). As of December 31, 2025 and 2024, there was no Working Capital Loan outstanding.

Based on the current operating plan, management believes that the Company will not have sufficient working capital to meet its working capital needs through the earlier of consummation of an initial Business Combination or mandatory liquidation date.

Management has determined that the liquidity condition and mandatory liquidation, should a Business Combination not occur, and potential subsequent dissolution raises substantial doubt about the Company’s ability to continue as a going concern for a period of time within one year after the date that the consolidated financial statements are issued.

Management has determined that the liquidity condition and mandatory liquidation, should a Business Combination not occur, and potential subsequent dissolution raises substantial doubt about the Company’s ability to continue as a going concern for a period of time within one year after the date that the consolidated financial statements are issued. Management plans to complete the initial Business Combination prior to the mandatory liquidation date and expects to receive financing from the Sponsor or the affiliates of the Sponsor to meet its obligations through the time of liquidation or the completion of the initial Business Combination. There is no financing that is currently committed and no assurance that the Company’s plans to consummate the initial Business Combination will be successful within the Combination Period (by July 17, 2026, assuming all extensions are exercised). The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Off-Balance Sheet Financing Arrangements

As of December 31, 2025, we did not have any off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of Regulation S-K and did not have any commitments or contractual obligations.

Risks and Uncertainties

In February 2022, the Russian Federation and Belarus commenced a military action with the country of Ukraine. As a result of this action, various nations, including the United States, have instituted economic sanctions against the Russian Federation and Belarus.

On October 7, 2023, the State of Israel was attacked by Hamas, a Palestinian militant group designated as a Foreign Terrorist organization by the U.S. Department of State. As a result of this attack, the State of Israel has commenced a military operation against Hamas which is supported by various nations including the United States. The conflicts in Gaza is in a state of cease fire under accords signed between the parties. However, the duration and intensity of the ongoing conflicts in Gaza and the broader region remain uncertain.

In addition, there have recently been significant changes to international trade policies and tariffs affecting imports and exports. Any significant increases in tariffs on goods or materials or other changes in trade policy could negatively affect our ability to complete our initial business combination.

The impact of the above actions on the world economy is not determinable as of the date of these consolidated financial statements. The specific impact on the Company’s financial condition, results of operations, and cash flows is also not determinable as of the date of these consolidated financial statements. The Company’s ability to consummate an initial business combination, or the operations of a target business with which the Company ultimately consummates an initial business combination, may be materially and adversely affected by these military actions and related sanctions. In addition, the Company’s ability to consummate a transaction may be dependent on the ability to raise equity and debt financing which may be impacted by these events, including as a result of increased market volatility, or decreased market liquidity in third-party financing being unavailable on terms acceptable to the Company or at all. The impact of this action and related sanctions on the world economy and the specific impact on the Company’s financial position, results of operations, or ability to consummate an initial business combination are not yet determinable. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Contractual Obligations

Administrative Services Agreement

On October 12, 2022, the Company entered into an agreement with the Sponsor, pursuant to which the Company agreed to pay the Sponsor an amount of $10,000 per month for office space, secretarial and administrative support services provided to members of the management team through the earlier of consummation of the initial Business Combination and the liquidation. In November 2024, the Company terminated the administrative services agreement. The Company incurred $0 in such fees for the year ended December 31, 2025. The Company incurred $30,000 and $90,000 in such fees included as general and administrative expenses on the accompanying statements of operations for the year ended December 31, 2024. On June 18, 2025, the Sponsor forgave the accrued administrated fees, as a result the accrued expense was eliminated and considered a capital contribution. The Company had no unpaid fees as of December 31, 2025, and $120,000 as of December 31, 2024.

In addition, our Sponsor, officers and directors, or their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable initial business combinations. Our audit committee will review on a quarterly basis all payments that were made by us to the Sponsor, executive officers or directors, or their affiliates. Any such payments prior to an initial business combination will be made using funds held outside the Trust Account. For the year ended December 31, 2025, there were no expenses to be reimbursed. For the year ended December 31, 2024, there were no expenses to be reimbursed.

Shareholder and Registration Rights

The holders of Founder Shares, Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans, if any (and any Class A ordinary shares issuable upon the exercise of the Private Placement Warrants or warrants issued upon conversion of the Working Capital Loans), are entitled to registration rights pursuant to the registration and shareholder rights agreement. These holders are entitled to certain demand and “piggyback” registration rights. However, the registration rights agreement provides that we will not be required to effect or permit any registration or cause any registration statement to become effective until the termination of the applicable lock-up period. We will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The underwriters were entitled to an underwriting discount of $0.20 per Unit, or $4.6 million in the aggregate, which was paid in connection with the closing of the Initial Public Offering. An additional fee of $0.35 per Unit, or approximately $8.1 million in the aggregate will be payable to the underwriters for deferred underwriting commissions. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes an initial business combination, subject to the terms of the underwriting agreement.

On September 30, 2024, one of the underwriters in the Initial Public Offering, Citigroup Global Markets Inc., elected to waive its rights to receive its portion of the deferred underwriting commission. This portion accounted for approximately $5.2 million of the total deferred underwriting commission liability of $8.0 million.

On October 18, 2024, one of the underwriters in the Initial Public Offering, Guggenheim Securities, elected to waive its rights to receive its portion of the deferred underwriting commission amounting to $2.8 million. Therefore, as of October 18, 2024, the total amount of deferred underwriting commission of $8.0 million was waived.

Non-Redemption Agreements

On October 24, 2024, October 25, 2024, November 8, 2024, November 11, 2024 and November 12, 2024, in connection with the Company’s meeting to approve the Extension Amendment Proposal, the Company and the Company’s Sponsor, entered into non-redemption agreements with several unaffiliated third parties, pursuant to which such third parties agreed not to redeem (or to validly rescind any redemption requests on) an aggregate of 2,075,000 Class A ordinary shares, par value $0.0001 of the Company in connection with the Extension Amendment Proposal. In exchange for the foregoing commitments not to redeem such Class A ordinary shares of the Company, the Sponsor agreed to transfer or cause to be issued for no consideration an aggregate of 691,666 Founder Shares of the Company on the occurrence of an initial business combination. On October 24, 2024, October 25, 2024, November 8, 2024, November 11, 2024 and November 12, 2024, in connection with the Meeting, the Company and the Company’s Sponsor, entered into non - redemption agreements with several unaffiliated third parties, pursuant to which such third parties agreed not to redeem (or to validly rescind any redemption requests on) an aggregate of 2,075,000 Class A ordinary shares, par value $0.0001 of the Company in connection with the Extension Amendment Proposal. In exchange for the foregoing commitments not to redeem such Class A ordinary shares of the Company, the Sponsor agreed to transfer or cause to be issued for no consideration an aggregate of 691,666 Founder Shares of the Company on the occurrence of an initial business combination. The amount of such liability was $2,814,086 as of December 31, 2025.

Deferred Legal Fees

The Company engaged a legal counsel firm for legal advisory services, and the legal counsel agreed to defer a portion of their fees (“Deferred Legal Fees”). The deferred fee will become payable solely in the event that the Company completes a Business Combination. As of December 31, 2025 and 2024, the Company had Deferred Legal Fees of approximately $2,262,910 and $1,640,000 in connection with such services, respectively. The Company will recognize an expense for these services when the performance trigger is considered probable.

Critical Accounting Policies

The preparation of consolidated financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of these consolidated financial statements, and the reported amounts of income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following as our critical accounting policies:

Redeemable Class A Ordinary Shares

All of the 23,000,000 Class A ordinary shares sold as parts of the Units in the Initial Public Offering contain a redemption feature. In accordance with the Accounting Standards Codification (“ASC”) 480-10-S99-3A, “Classification and Measurement of Redeemable Securities”, redemption provisions not solely within the control of our company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of ASC 480. We classified all of the Class A ordinary shares as redeemable. Immediately upon the closing of the Initial Public Offering, we recognized a charge against additional paid-in capital (to the extent available) and accumulated deficit for the difference between the initial carrying value of the Class A ordinary shares and the redemption value. We recognize changes in redemption value immediately as they occur and adjust the carrying value of redeemable ordinary shares to equal the redemption value at the end of each reporting period. Such changes are reflected in retained earnings, or in the absence of retained earnings, in additional paid-in capital.

Net (Loss) Income per Ordinary Share

We comply with accounting and disclosure requirements of Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 260, “Earnings Per Share.” We have three classes of shares, which are referred to as: (i) Class A ordinary shares subject to possible redemption (consisting of 2,213,429 publicly held Class A ordinary shares); (ii) Class A ordinary shares not subject to redemption (consisting of 7,666,666 Class A ordinary shares held by the Sponsor and the Company’s independent directors); and (iii) Class B ordinary shares. Income and losses are shared pro rata between the three classes of shares. Any of the Company’s Class B ordinary shares that are converted into Class A ordinary shares on one-for-one basis, herein after referred to as the “Converted Class A shares”.

Net (loss) income per ordinary share is computed by dividing net income by the weighted-average number of ordinary shares outstanding during the periods. Remeasurement associated with the redeemable Class A ordinary shares is excluded from net (loss) income per ordinary share as the redemption value approximates fair value. Therefore, the net (loss) income per ordinary share calculation allocates (loss) income shared pro rata between Class A and Class B ordinary shares. We have not considered the effect of the exercise of the Public Warrants and Private Placement Warrants to purchase an aggregate of 24,850,000 shares and the effect of the Rights to receive 2,300,000 shares in the calculation of diluted (loss) income per ordinary share, since the exercise of the warrants is contingent upon the occurrence of future events.

Derivative Financial Instruments

We evaluate our equity-linked financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging.” For derivative financial instruments that are classified as liabilities, the derivative instrument is initially recognized at fair value with subsequent changes in fair value recognized in the consolidated statements of operations each reporting period. The classification of derivative instruments, including whether such instruments should be classified as liabilities or as equity, is evaluated at the end of each reporting period.

Upon the consummation of the Initial Public Offering and the Private Placement on October 17, 2022, we accounted for the Rights and warrants to be issued in connection with the Initial Public Offering and the Private Placement Warrants in accordance with the guidance contained in ASC 815-40. Such guidance provides that the Rights and warrants described above are not precluded from equity classification. Equity-classified contracts are initially measured at fair value (or allocated value). Subsequent changes in fair value are not recognized as long as the instruments continue to be classified in equity.

Recent Accounting Pronouncements

In October 2021, the FASB issued Accounting Standard Update (“ASU”) No. 2021-08, “Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers”. The ASU requires companies to apply the definition of a performance obligation under ASC 606, “Revenue from Contracts with Customers”, to recognize and measure contract assets and contract liabilities relating to contracts with customers acquired in a business combination.

Prior to the adoption of this ASU, an acquirer generally recognized assets acquired, and liabilities assumed in a business combination, including contract assets and contract liabilities arising from revenue contracts with customers, at fair value on the acquisition date. The ASU results in the acquirer recording acquired contract assets and liabilities on the same basis that would have been recorded by the acquiree before the acquisition under ASC 606. The ASU is effective for fiscal years beginning after December 15, 2022, with early adoption permitted. The Company adopted this guidance on January 1, 2023, using a prospective method, and the adoption did not have any impact on the audited financial statements.

In June 2016, the FASB issued ASU No. 2016-13, “Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments,” which requires entities to measure all expected credit losses for financial assets held at the reporting date based on historical experience, current conditions, and reasonable and supportable forecasts. ASU 2016-13 also requires additional disclosures regarding significant estimates and judgments used in estimating credit losses, as well as the credit quality and underwriting standards of an entity’s portfolio. The Company adopted the provisions of this guidance with effect from January 1, 2023. The adoption did not have a material impact on the Company’s consolidated financial statements.

In June 2022, the FASB issued ASU No. 2022-03, “Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions,” to clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. In addition, the amendments in ASU 2022-03 require certain additional disclosures related to investments in equity securities subject to contractual sale restrictions. The amendments in ASU 2022-03 became effective for us as of the beginning of our 2025 fiscal year. Early adoption is permitted. As of December 31, 2025, we do not hold any investments in equity securities, therefore we do not currently expect that this guidance will have a material impact upon our financial position and results of operations.

In November 2023, the FASB issued ASU No. 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures.” The ASU updates reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses and information used to assess segment performance. This update is effective beginning with the Company’s 2024 fiscal year annual reporting period, with early adoption permitted. The Company adopted this ASU on December 31, 2024.

In December 2023, the FASB issued ASU No. 2023-09, “Income Taxes (Topic ASC 740) Income Taxes.” The ASU improves the transparency of income tax disclosures by requiring (1) consistent categories and greater disaggregation of information in the rate reconciliation and (2) income taxes paid disaggregated by jurisdiction. It also includes certain other amendments to improve the effectiveness of income tax disclosures. The amendments in ASU 2023-09 will become effective for us as of the beginning of our 2026 fiscal year. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. We do not expect that this guidance will have a material impact on our financial position and the results of operations.

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on our financial statements. As new accounting pronouncements are issued, the Company will adopt those that are applicable.

JOBS Act

On April 5, 2012, the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) was signed into law. The JOBS Act contains provisions that, among other things, relax certain reporting requirements for qualifying public companies. We qualify as an “emerging growth company” under the JOBS Act and are allowed to comply with new or revised accounting pronouncements based on the effective date for private (not publicly traded) companies. We elected to delay the adoption of new or revised accounting standards, and as a result, we may not comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. As a result, our financial statements may not be comparable to companies that comply with new or revised accounting pronouncements as of public company effective dates.

As an “emerging growth company”, we are not required to, among other things, (i) provide an auditor’s attestation report on our system of internal controls over financial reporting pursuant to Section 404, (ii) provide all of the compensation disclosure that may be required of non-emerging growth public companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act, (iii) comply with any requirement that may be adopted by the PCAOB regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (auditor discussion and analysis), and (iv) disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the CEO’s compensation to median employee compensation. These exemptions will apply for a period of five years following the completion of our initial public offering or until we are no longer an “emerging growth company,” whichever is earlier.